UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

WBI Absolute Return Balanced Fund
WBI Absolute Return Balanced Plus Fund
WBI Absolute Return Dividend Income Fund
WBI Absolute Return Dividend Growth Fund

Annual Report
November 30, 2013

WBI Funds

November 30, 2013

Dear Fellow Shareholder:

During the fiscal year ended November 30, 2013, assets in the WBI Absolute Return Balanced Fund increased by $17.1 million, or more than 32%.  Assets in the WBI Absolute Return Dividend Growth Fund increased by $48.8 million during the period, or nearly 186%.  This year also saw the launch of two new funds in June.  Through November 30, the WBI Absolute Return Balanced Plus Fund and the WBI Absolute Return Dividend Income Fund grew to $6.3 million and $4.8 million in assets, respectively.  We would like to express our appreciation for your continuing confidence in us, and welcome our new shareholders to the Funds.

All of the Funds, including those introduced this year, are managed using an investment philosophy and strategies developed over many years for WBI separately managed accounts with investment objectives similar to those of the Funds.  The strategies on which the Funds are based have been in use for separate account clients since 1992 for the Balanced Fund, 1993 for the Balanced Plus Fund, 2003 for the Dividend Income Fund, and 2008 for the Dividend Growth Fund.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches.  We believe capital preservation is essential to providing long term portfolio growth and a consistent stream of income.  Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ended November 30, 2013, the Dividend Growth Fund No-Load Shares returned 18.96%, while the Institutional Shares returned 19.29%, trailing their benchmark.  The S&P 500® Total Return Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 30.30%.

From their inception date of June 17, 2013 through November 30, 2013, the Dividend Income Fund No-Load Shares returned 6.14%, while the Institutional Shares returned 6.19%, trailing their benchmark.  The S&P 500® Total Return Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 11.23% during that period.

The Balanced Plus Fund No-Load Shares returned 0.08%, while the Institutional Shares returned 0.13% since their inception on June 17, 2013 through November 30, 2013, less than the 5.26% return of their custom benchmark during the period.  The Fund’s custom benchmark consists of a 50%/50% allocation to

WBI Funds

Barclays Capital Government/Credit Index, which returned -0.54% during the period, and the S&P 500® Total Return Index, which gained 11.23%.

The Balanced Fund’s No-Load Shares returned 0.32% during the fiscal year, while the Institutional Shares returned 0.51%, trailing the 13.17% return of their custom benchmark.  The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays Capital Government/Credit Index, which returned -2.02% during the period, and the S&P 500® Total Return Index, which gained 30.30%.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely recognized benchmark is likely to be representative of the performance of any of the WBI Funds.  For example, the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad, while the S&P 500® Index is comprised of large-capitalization U.S. domiciled stocks.  The Funds focus on dividend-paying stocks, but approximately 20% of the securities in the S&P 500® Index do not pay a dividend.  Fixed income holdings may include securities with maturities and from issuers that do not correspond to those in the Barclays Capital Government/Credit Index.  In addition, each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have an allocation to cash equivalents.  Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents, stock and bond market index returns do not.  In falling markets, an allocation to cash may contribute to performance that is superior to a market index, but in rising markets, holding cash may cause performance relative to that same index to trail.

Despite their limitations in assessing the performance of the Funds, however, popular indices can provide some context for understanding how market conditions affected Fund performance during the year.  For the Balanced Fund and Balanced Plus Fund, a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Total Return Index and Barclays Capital Government/Credit Index is shown because it combines a familiar U.S. equity market index with a U.S. Bond Index, and both the Balanced Fund and Balanced Plus Fund generally include a material exposure to both U.S. equities and fixed income investments.  For the Dividend Growth Fund and Dividend Income Fund, the S&P 500® Total Return Index is shown as a benchmark because it is a familiar U.S. equity market index that includes the effect of dividends, and both the Dividend Growth Fund and Dividend Income Funds generally include a material exposure to U.S. dividend-paying equities.  However, neither benchmark is, nor is likely to become, representative of past or expected Fund holdings or performance.  The benchmark indices are unmanaged and may not

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be invested in directly, and their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would likely alter their indicated historical results.

Market Conditions

After a modestly positive December 2012, the popular U.S. equity indices got off to a strong start in 2013, and the early gains finally brought both the S&P 500 and Dow Jones Industrial Average (DJIA) above the record highs they set back in 2007.  Independence Day fireworks came a little early in the financial markets, however, as the economy’s ability to keep growing without depending on the Federal Reserve (Fed) and its Quantitative Easing stimulus program lit up the news.  At the conclusion of its two day meeting on June 19, the Fed introduced the notion that it could start cutting back on its monthly purchases of $85 billion worth of bonds as early as the following September.  The Fed’s massive bond buying program is intended to keep interest rates low, and thereby prod the economy into a period of self-sustaining growth.  An end to the Fed’s intervention was generally understood to be inevitable, but the markets did not seem to like the idea that this end could already be in sight.  Including the day of the Fed’s announcement, the DJIA dropped 659 points in four trading days, a loss of 4.3%.  The S&P 500 and NASDAQ also fell, losing 4.8% and 4.6% respectively.  Negative returns in June and August were sandwiched around a positive July, however, leaving the S&P 500 virtually unchanged over the summer months.

Autumn brought a pickup in equity markets, even as headlines fretted about a plethora of issues, including the potential “beginning of the end” of the Federal Reserve Bank’s Quantitative Easing program, geopolitical uncertainty in Syria, potential Eurozone instability due to German national elections, and the U.S. budget deadline.  The budget showdown did, in fact, result in a government shutdown from October 1st through the 16th – but despite uncertainty and disruptions, the S&P 500 gained 11.16%, including dividends from September through November.

Bonds ended 2012 on a weak note, and the weakness carried into 2013.  During the Funds’ fiscal year, the yield on the 10-Year Treasury rose from 1.61% to 2.75%.  Since bond prices and bond yields move in opposite directions, the rise in interest rates meant a fall in bond values, and the Barclays Treasury Long Term Bond Index lost -13.10% during the twelve months ended November 30.  Corporate bonds have also suffered during the period, but not by nearly as much, with the Dow Jones Equal Weight U.S. Corporate Bond Index falling by -1.42%.

Global equity markets generally followed the pattern laid down by their U.S. counterparts, and the MSCI EAFE Index ended the twelve month period corresponding to the Funds’ fiscal year up by 21.42%.  Gold continued to lose its

WBI Funds

luster, dropping $481/ounce or 27.95%, and the broader measure of commodity prices were also weak for most of the period, with the Commodity Research Bureau Index falling in eight of the twelve months for a cumulative decline of -8.03%.

Review of Fund Trading Activity

The Funds attempt to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.  This is the Funds’ definition of an absolute return approach to investment management.  The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors.  Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value.  If a security stays within its acceptable price channel, it remains in the Fund’s portfolio.  If the security moves below the acceptable price channel, a stop is triggered and the Fund will sell the security.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of protecting capital.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year.  Because the future is unknowable, our process requires each stop loss trigger to be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration.  For the same reason, attractive securities identified by the screening and ranking process, and which have passed all purchase hurdles and begun moving higher will be purchased with available cash.  The appearance of qualifying stock candidates in the screen results will be respected as a possible indication of the start of a durable market advance.

Dividend Growth Fund

The security selection process continues to uncover what we believe to be very attractive investment opportunities for the Dividend Growth Fund.  As of November 30, 2013, the Dividend Growth Fund held forty two securities in addition to a position in a money market fund which served as a cash equivalent.

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Thirty two of these positions had unrealized gains of between 0.33% and 24.51%, while ten had unrealized losses ranging from -0.15% to -6.57%.  The aggregate unrealized gain amounted to 7.10% of the Fund’s value.

Approximately 55% of the securities held by the Fund at any time during the fiscal year were sold.  As would be expected, securities sold after hitting a goal stop were generally profitable, and those sold on an initial stop generally were not.  (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.)  Approximately 33% of the Fund’s holdings were sold on goal stops for an average realized gain of 15.99%, and approximately 22% were sold after initial stops were hit for an average realized loss of -6.57%.

Examples of securities that contributed to the Fund’s performance during the fiscal year include Nielsen Holdings NV, Apple Inc., Time Warner Cable, Emerson Electric Co., and Suncor Energy Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include Ebix Inc., Jabil Circuit Inc., Nu Skin Enterprises Inc., BlackRock Inc., and Axis Capital Holdings LTD.

High turnover in the Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Dividend Income Fund

A new addition to the fund lineup this year, the Dividend Income Fund had been in operation for less than six months as of November 30.  At that time, the Fund held thirty eight securities in addition to a position in a money market fund which served as a cash equivalent.  Thirty four of these positions had unrealized gains of between 0.19% and 16.33%, while four had unrealized losses ranging from -0.13% to -9.25%.

Approximately 39% of the securities held by the Fund since its inception were sold.  Approximately 18% were sold on goal stops for an average realized gain of 3.96%, and approximately 21% were sold after initial stops were hit for an average realized loss of -8.12%.

Examples of securities that contributed to the Fund’s performance during the fiscal year include Apple Inc., Fidelity National Financial Inc., Foot Locker Inc., Coach Inc., and Infosys LTD.  Examples of securities that detracted from the Fund’s performance during the period include Symantec Corp., American Capital Agency Corp., Campbell Soup Co., Ventas Inc., and Verizon Communications Inc.

WBI Funds

Balanced Plus Fund

The Balanced Plus Fund also began operations in June of this year, and therefore has had less than six months of trading activity.  As of November 30 the Fund held thirty five securities in addition to a position in a money market fund which served as a cash equivalent.  Twenty five of these positions had unrealized gains of between 0.05% and 17.85%, while ten had unrealized losses ranging from -0.08% to -9.25%.

Approximately 41% of the securities held by the Fund since its inception were sold.  Approximately 9% were sold on goal stops for an average realized gain of 0.40%, and approximately 29% were sold after initial stops were hit for an average realized loss of -8.48%.

Examples of securities that contributed to the Fund’s performance during the fiscal year include Apple Inc., Johnson & Johnson, iShares iBoxx $ High Yield Corporate Bond ETF, TAL International Group Inc., and Fifth Third Bancorp.  Examples of securities that detracted from the Fund’s performance during the period include American Capital Agency Corp., Exelon Corp., Digital Realty Trust Inc., Exco Resources Inc., and Eli Lilly & Co.

Balanced Fund

The Balanced Fund’s security selection process has also continued to uncover what we believe to be very attractive investment opportunities.  As of November 30, 2013, the Balanced Fund held fifty nine securities in addition to a position in a money market fund which served as a cash equivalent.  Thirty of these positions had unrealized gains of between 0.01% and 23.27%, while twenty nine had unrealized losses ranging from -0.14% to -9.07%.  The aggregate unrealized gain amounted to 1.70% of the Fund’s value.

Approximately 51% of the securities held by the Fund at any time during the fiscal year were sold.  As would be expected, securities sold after hitting a goal stop were generally profitable, and those sold on an initial stop generally were not.  (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.)  Approximately 15% of the Fund’s holdings were sold on goal stops for an average realized gain of 14.28%, and approximately 20% were sold after initial stops were hit for an average realized loss of -6.46%.  Other dispositions (generally involving adjustments to fixed income exposure or option activity) affected approximately 16% of the Fund’s positions, resulting in a total realized loss of -0.06%.

Examples of securities that made positive contributions to the Fund’s performance during the fiscal year include Time Warner Cable, Safeway Inc., Infosys LTD, LyondellBasell Industries, and SPDR S&P Dividend ETF.

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Examples of securities that detracted from the Fund’s performance during the fiscal year include iShares JP Morgan USD Emerging Markets Bond ETF, iPath US Treasury 10-Year Bear ETN, Apple Inc., Digital Realty Trust Inc., and Freeport-McMoran Copper & Gold Inc.

High turnover in the Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Commentary

Index Envy

In March, an important inflection point for the S&P 500 Index was hit.  It wasn’t the new all time high you may have been hearing about, because the all time high wasn’t the major inflection point, and the major inflection point wasn’t in March of this year.  It was in March of 2009 – almost five years ago.  It was then that the S&P 500 (and most other major U.S. stock indices) closed at dramatic lows.  For the S&P, the closing low of 676.53 on March 9, 2009 represented a massive 57% decline from its previous high of 1565.15 in October 2007.  Many investors were shocked at the magnitude of the losses, and for some the urge to give up on stocks became irresistible.  Even as the S&P 500 clawed and bounced its way higher, investors relentlessly pulled money out of stocks.  According to the Investment Company Institute (ICI), investors took net redemptions from equity mutual funds in 19 of the 20 months ended December 2012, totaling more than $320 billion.  Over that same time period, investors made net additions in 19 out of those 20 months into bond funds, pouring in more than $393 billion.  So what followed in 2013?  As we have seen, most major stock indices recorded solid gains, while bond indices took losses.

Now that the S&P 500 is back in the news for its recent performance, and bond prices have been falling, investors appear to be shifting gears.  Recent ICI data show net inflows for equity funds in every month of 2013 from January through November totaling almost $159 billion.  Meanwhile, inflows into bond funds steadily dwindled during the first five months of 2013, and have turned to outflows totaling more than $151 billion in the six months since.  We believe it is a good idea to include stocks as part of a long-term investment strategy, so we’re pleased to see investors warming up to them again.  Still, we wonder if the timing of this new-found enthusiasm isn’t a bit instructive.

WBI Funds

We’ve found most people understand and accept that one of the keys to successful investing is to “buy low and sell high”.  The idea seems straightforward and logical enough – at least in theory.  But real life investor behavior does not seem to suggest that this understanding is making its way into actual practice.  As humans, we come equipped with more than logic.  We also have emotions.

Let’s take a look at hypothetical reactions to the market hitting new lows and new highs.  On the one hand we’ll look at what a purely logical reaction might be; on the other, a possible emotional response:

	Logic	Emotion
Market Low:	BUY. Stocks represent great	SELL. Stocks are terrible
	value. Great companies are	investments. They only go down.
	available at bargain prices.	I can’t lose any more money.
Market High:	SELL. Take profits and lock	BUY. Stocks are working again.
	in gains on stocks that have	I can’t afford to miss more gains
	become too expensive.	by staying out any longer.

Which set of responses looks like buy low and sell high, and which looks like what people tend to actually do?

In a logical world, what would you expect to see happening around the time markets are hitting all time highs:

✓
Investors happily taking profits on any holdings whose prices have enjoyed a long run higher, but which are now starting to falter; raising the cash they intend to put to work when the next value opportunity comes along, or

✓	Finally getting off the sidelines and buying stocks after years of waiting for conditions to improve.

When stock prices have taken a tumble, would you expect to see:

✓	Investors putting their cash to work by buying solid companies at bargain levels, or
✓	Finally giving up on the stocks they’ve held all the way down because this investing thing doesn’t seem to be working anymore?

Emotional responses to market movements can result in decisions that run counter to logic – and our own best interests.  We have seen it during market panics, when fear clouds an objective assessment of an asset’s value.  We have seen it during market manias, when index envy causes investors to chase returns – often after the conditions that brought those returns have already passed.

WBI Funds

A major market index like the S&P 500 can be useful shorthand for getting the sense of how the stocks of some big U.S. companies are doing, but comparing your personal progress toward your goals to its movement comes with its own set of risks.  It is possible to invest in products that track the movement of an index – if you are prepared to risk the investment experience that comes with it.  As we have seen, that experience can include regular declines of 10% to 20%, occasional losses of nearly 60%, and, as in the case of the S&P 500, 14 years of waiting to get back to a 0% return.  In our experience, few investors will be able to withstand the onslaught of emotion that market index style volatility brings with it.  Instead, they will compare their portfolio’s performance to that of a market index in a Bull Market, but in a Bear Market they will regretfully compare it to what they could have gotten from the bank.

After more than 25 years of watching investor behavior, we have concluded that the more urgency an investor feels about taking action – whether it’s selling or buying – the more likely that action is to be a huge and costly mistake.

The effects of emotional investing are not restricted to investing in stocks.  Bonds provide current income and can be a counterbalance to other investments in a portfolio, yet how many investors for whom some allocation to bonds would be appropriate are turning away from them now because of their recent slide?  The Real Estate bubble that helped bring the global economy to the brink of disaster and ushered in a massive recession was largely fueled by the fear of missing out on run-away house prices.  How many investors jumped on the housing bandwagon, confident they could jump back off with a hefty gain whenever they wanted? Housing has only recently begun to recover from the devastation that resulted from that emotion-based bout of decision making.  In retrospect, does “highest price ever” really sound like an argument for a great time to be a buyer?

What should be the reason to invest in an asset, whether in a stock or a bond or in an investment of any kind? We think the best reason to buy is value; the opportunity to acquire something that’s worth more than its current price.  The second best reason to buy? We don’t think there is one.

Does this mean investors should wait until market indices are hitting new lows before buying any stocks?  Fortunately, no.  As its name suggests, the S&P 500 contains only 500 names, and they are the stocks of the 500 largest U.S. publicly traded companies.  The Dow Jones Industrial Average tracks the movement of just 30 stocks.  According to the NYSE, there are over 8,000 listed stocks trading in the United States.  Developed and emerging countries around the world offer stock markets of their own.  Security prices don’t always move in lockstep, even among stocks within a single index, and attractive values may be

WBI Funds

cropping up (in the U.S. or abroad) no matter what popular indices like the S&P 500 or Dow Jones Industrials happen to be doing.

Just as importantly, prices can and do pause while fundamental value catches up.  The same price that seemed too expensive yesterday can look like a bargain again tomorrow as conditions improve.

We are optimistic about the future, and we will continue to hunt for value and opportunity wherever we can find it, take profits (and cut our losses) as conditions change, and follow a disciplined process to manage our investors’ money.  What we won’t do is allow our emotions to carry us along, running from or chasing after the movements of “the market”.  It just wouldn’t be logical.

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities.  We think that process should be focused on managing risk as well as on pursuing return.  It should be disciplined and have a track record that spans both good times and bad.  In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 21 years – and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks can be greater in emerging markets.  The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt

WBI Funds

securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.  Because the Funds invest in exchange traded funds (ETFs), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Funds may invest in exchange traded notes which are subject to the credit risk of the issuer.  Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes.  The Funds may invest in master limited partnerships (MLPs) which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investments in this report.

While the Funds are no-load, management fees and other expenses will apply.  Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price.  A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order.  The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to help control the risk to invested capital when investing in volatile securities and markets.  The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements.  While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

The sources for index price and performance data used in the discussion of market conditions and market commentary are Thomson Reuters Baseline and Bloomberg.  The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The S&P 500® Total Return Index includes the performance effect of the dividends paid by the companies in the S&P 500® Index.  The Barclays Capital Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.  The Blended Index is a 50% S&P 500® & 50% Barclays Capital Government/Credit Blend.  The Dow Jones Industrial Average (DJIA or “The Dow”) is a price-weighted average of 30 of the largest blue chip issues traded on the New York Stock Exchange.  The NASDAQ Composite Index (NASDAQ) is a market-value weighted index of all common stocks

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listed on NASDAQ.  The MSCI EAFE Index (EAFE) is an unmanaged index based on share prices of approximately 1,470 companies listed on stock exchanges around the world.  The stocks of twenty countries are included in the index.  The Dow Jones Equal Weight U.S. Issued Corporate Bond Index is an index of 96 bonds issued by leading U.S. companies designed to represent the market performance, on a total-return basis, of investment-grade bonds.  The Barclays Treasury Long Term Bond Index is an unmanaged index that includes public obligations of the U.S. Treasury that have remaining maturities greater than 10 years.  The Commodity Research Bureau Index (CRB) provides a broad measure of commodity price trends by averaging prices of seventeen commodities from energy, grain, industrial material, livestock, and precious metal groups.  One cannot invest directly in an index.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

WBI ABSOLUTE RETURN BALANCED FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Average Annual Total Return:

	One	Since
	Year	Inception1
WBI Absolute Return Balanced Fund - Institutional Shares	0.51%	2.85%
WBI Absolute Return Balanced Fund - No Load Shares	0.32%	2.61%
S&P 500® Index	30.30%	15.59%
Barclays Capital Government/Credit Bond Index	-2.02%	4.04%
50% S&P 500® Index/ 50% Barclays Capital
Government/Credit Bond Index Blend	13.17%	9.92%
Total Annual Fund Operating Expenses: 2.34% (Institutional Shares);
2.60% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

¹	The Fund commenced operations on December 29, 2010.

WBI ABSOLUTE RETURN BALANCED PLUS FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Plus Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Total Return:
Since
Inception1
WBI Absolute Return Balanced Plus Fund - Institutional Shares	0.13%
WBI Absolute Return Balanced Plus Fund - No Load Shares	0.08%
S&P 500® Index	11.23%
Barclays Capital Government/Credit Bond Index	-0.54%
50% S&P 500® Index/ 50% Barclays Capital
Government/Credit Bond Index Blend	5.26%

Total Annual Fund Operating Expenses: 1.96% (Institutional Shares);
2.21% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

¹	The Fund commenced operations on June 17, 2013.

WBI ABSOLUTE RETURN DIVIDEND INCOME FUND
Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Income Fund - Institutional Shares vs. the S&P 500® Index

Total Return:
Since
Inception1
WBI Absolute Return Dividend Income Fund - Institutional Shares	6.19%
WBI Absolute Return Dividend Income Fund - No Load Shares	6.14%
S&P 500® Index	11.23%

Total Annual Fund Operating Expenses: 1.88% (Institutional Shares);
2.13% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

¹	The Fund commenced operations on June 17, 2013.

WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND
Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Growth Fund - Institutional Shares vs. the S&P 500® Index

Average Annual Total Return:
	One	Since
	Year	Inception1
WBI Absolute Return Dividend Growth Fund -
Institutional Shares	19.29%	9.74%
WBI Absolute Return Dividend Growth Fund -
No Load Shares	18.96%	9.44%
S&P 500® Index	30.30%	15.59%

Total Annual Fund Operating Expenses: 2.37% (Institutional Shares);
2.61% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

¹	The Fund commenced operations on December 29, 2010.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2013 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The WBI Absolute Return Balanced Fund and WBI Absolute Dividend Growth Fund Examples are based on an investment of $1,000 invested in the No Load Shares and the Institutional Shares of each Fund at the beginning of the period and held for the entire period (6/1/13– 11/30/13).  The WBI Absolute Return Balanced Plus Fund and WBI Absolute Dividend Income Fund Examples are based on an investment of $1,000 invested in the No Load Shares and the Institutional Shares of each Fund at the beginning of the period and held for the period (6/17/13– 11/30/13).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% and 1.75% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may

WBI Funds

EXPENSE EXAMPLE – at November 30, 2013 (Unaudited), Continued

not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

WBI Absolute Return Balanced Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13– 11/30/13*
Actual	$1,000.00	$989.70	$9.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Balanced Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13– 11/30/13*
Actual	$1,000.00	$991.10	$8.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Balanced Plus Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/17/13	11/30/13	6/17/13– 11/30/13*
Actual	$1,000.00	$1,000.80	$9.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.73	$9.21

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 167 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2013 (Unaudited), Continued

WBI Absolute Return Balanced Plus Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/17/13	11/30/13	6/17/13– 11/30/13*
Actual	$1,000.00	$1,001.30	$8.01
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.87	$8.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 167 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Income Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/17/13	11/30/13	6/17/13– 11/30/13*
Actual	$1,000.00	$1,061.40	$9.43
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.73	$9.21

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 167 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Income Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/17/13	11/30/13	6/17/13– 11/30/13*
Actual	$1,000.00	$1,061.90	$8.25
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.87	$8.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 167 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Growth Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13– 11/30/13*
Actual	$1,000.00	$1,080.40	$10.43
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2013 (Unaudited), Continued

WBI Absolute Return Dividend Growth Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13– 11/30/13*
Actual	$1,000.00	$1,083.10	$9.14
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2013 (Unaudited)

WBI Absolute Return Balanced Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS –  at November 30, 2013 (Unaudited)

WBI Absolute Return Balanced Plus Fund

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2013 (Unaudited)

WBI Absolute Return Dividend Income Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS –  at November 30, 2013 (Unaudited)

WBI Absolute Return Dividend Growth Fund

Percentages represent market value as a percentage of total investments.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2013

Shares	COMMON STOCKS - 47.31%	Value

	Broadcasting (except Internet) - 1.07%
45,099	Cablevision Systems Corp.
	NY Group - Class A	$756,310

	Chemical Manufacturing - 3.02%
42,326	Eli Lilly & Co.	2,125,612

	Clothing and Clothing
	Accessories Stores - 2.91%
19,990	Abercrombie & Fitch Co. - Class A	685,257
35,143	Foot Locker, Inc.	1,366,711
		2,051,968

	Computer and Electronic
	Product Manufacturing - 2.35%
58,029	Maxim Integrated Products, Inc.	1,652,666

	Credit Intermediation and
	Related Activities - 6.85%
27,841	BB&T Corp.	967,196
39,897	JPMorgan Chase & Co.	2,282,907
11,915	Royal Bank of Canada (a)	792,586
42,698	Umpqua Holdings Corp.	786,070
		4,828,759

	Forestry and Logging - 1.88%
43,979	Weyerhaeuser Co.	1,325,087

	Funds, Trusts, and Other
	Financial Vehicles - 1.13%
80,975	NorthStar Realty Finance Corp.	800,033

	General Merchandise Stores - 3.01%
33,171	Target Corp.	2,120,622

	Oil and Gas Extraction - 1.86%
68,226	Encana Corp. (a)	1,309,257

	Paper Manufacturing - 2.32%
35,047	International Paper Co.	1,634,943

	Pipeline Transportation - 1.02%
17,358	Enbridge, Inc. (a)	717,580

	Printing and Related
	Support Activities - 1.11%
15,992	Avery Dennison Corp.	782,009

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Professional, Scientific &
	Technical Services - 2.88%
37,568	Infosys Ltd. - ADR	$2,029,423

	Rail Transportation - 2.21%
9,602	Union Pacific Corp.	1,555,908

	Real Estate - 5.01%
20,163	American Campus Communities, Inc.	653,886
38,572	CBL & Associates Properties, Inc.	696,610
20,374	Highwoods Properties, Inc.	731,834
56,608	Medical Properties Trust, Inc.	747,792
11,607	Mid-America Apartment Communities, Inc.	699,206
		3,529,328

	Telecommunications - 1.06%
16,893	BCE, Inc. (a)	746,502

	Utilities - 7.62%
31,458	Duke Energy Corp.	2,200,801
25,656	Entergy Corp.	1,587,850
39,213	PG&E Corp.	1,583,029
		5,371,680

	TOTAL COMMON STOCKS
	(Cost $32,049,811)	33,337,687

	EXCHANGE-TRADED FUNDS - 21.98%
69,920	iShares Floating Rate Bond ETF	3,540,050
66,991	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	7,681,188
51,485	Vanguard Long-Term Bond ETF (a)	4,265,017
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $15,423,222)	15,486,255

Principal
Amount	CORPORATE BONDS - 15.01%
	Advertising Agencies - 0.75%
	Omnicom Group, Inc.
$500,000	4.45%, 8/15/2020	525,802

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value

	Aerospace Product and
	Parts Manufacturing - 0.55%
	Lockheed Martin Corp.
$356,000	4.25%, 11/15/2019	$388,943

	Agencies, Brokerages, & Other
	Insurance Related Activities - 0.21%
	Aon PLC
142,000	3.50%, 9/30/2015	148,727

	Beverage Manufacturing - 0.21%
	Anheuser-Busch Cos., LLC
135,000	4.50%, 4/1/2018	146,795

	Business Support Services - 1.03%
	Western Union Co.
650,000	5.93%, 10/1/2016	727,090

	Depository Credit Intermediation - 1.15%
	Citigroup, Inc.
3,000	5.125%, 5/5/2014	3,059
572,000	6.125%, 11/21/2017	666,416
	Wells Fargo & Co.
142,000	4.48%, 1/16/2024	141,357
		810,832

	Health and Personal Care Stores - 0.22%
	Express Scripts, Inc.
148,000	3.125%, 5/15/2016	155,263

	Insurance Carriers - 2.15%
	American International Group, Inc.
800,000	5.85%, 1/16/2018	925,321
	Cigna Corp.
140,000	8.30%, 1/15/2033	171,754
	Wellpoint, Inc.
440,000	3.125%, 5/15/2022	417,301
		1,514,376

	Investigation and Security Services - 0.15%
	Tyco International Finance
105,000	3.375%, 10/15/2015	109,268

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value

	Machinery Manufacturing - 0.69%
	Kennametal, Inc.
$490,000	2.65%, 11/1/2019	$484,375

	Management of Companies
	and Enterprises - 0.09%
	JPMorgan Chase & Co.
59,000	2.60%, 1/15/2016	61,048

	Medical and Diagnostic Laboratories - 0.23%
	Laboratory Corporation of America Holdings
170,000	3.75%, 8/23/2022	164,625

	Medical Equipment and
	Supplies Manufacturing - 0.14%
	Zimmer Holdings, Inc.
90,000	4.625%, 11/30/2019	99,143

	Miscellaneous Manufacturing - 1.21%
	Mattel, Inc.
865,000	1.70%, 3/15/2018	856,070

	Motion Picture and Video Industries - 0.78%
	Viacom, Inc.
522,000	3.50%, 4/1/2017	552,897

	Newspaper, Periodical, Book,
	and Directory Publishers - 0.28%
	Thomson Reuters Corp.
193,000	3.95%, 9/30/2021	194,858

	Non-Depository Credit Intermediation - 0.25%
	American Express Credit
150,000	2.80%, 9/19/2016	157,638
	General Electric Capital Corp.
15,000	5.55%, 10/15/2020	16,672
		174,310

	Nonmetallic Mineral
	Mining and Quarrying - 0.82%
	Potash Corporation of Saskatchewan, Inc.
543,000	3.25%, 12/1/2017	574,866

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value

	Office Supplies, Stationery,
	and Gift Stores - 0.98%
	Staples, Inc.
$680,000	2.75%, 1/12/2018	$690,587

	Pharmaceutical and Medicine
	Manufacturing - 0.95%
	Amgen, Inc.
656,000	2.125%, 5/15/2017	671,897

	Securities and Commodity Contracts
	Intermediation and Brokerage - 0.57%
	Prudential Financial, Inc.
384,000	3.00%, 5/12/2016	403,245

	Software Publishers - 0.96%
	Symantec Corp.
660,000	2.75%, 6/15/2017	675,696

	Traveler Accommodation - 0.43%
	Marriott International, Inc.
320,000	3.25%, 9/15/2022	301,548

	Utilities - 0.21%
	Exelon Generation Co., LLC
135,000	5.20%, 10/1/2019	148,168

	TOTAL CORPORATE BONDS
	(Cost $10,614,770)	10,580,429

Shares	SHORT-TERM INVESTMENTS - 15.43%
10,871,084	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	10,871,084
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,871,084)	10,871,084
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $68,958,887) - 99.73%	70,275,455
	Other Assets in Excess of Liabilities - 0.27%	189,753
	NET ASSETS - 100.00%	$70,465,208

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2013

Shares	COMMON STOCKS - 53.05%	Value

	Broadcasting (except Internet) - 1.02%
3,903	Cablevision Systems Corp.
	NY Group - Class A	$65,453

	Chemical Manufacturing - 6.62%
2,033	Eli Lilly & Co.	102,097
2,745	Johnson & Johnson	259,842
2,601	Olin Corp.	64,583
		426,522

	Computer and Electronic
	Product Manufacturing - 5.76%
554	Apple, Inc.	308,063
5,028	Telefonaktiebolaget LM Ericsson - ADR	62,900
		370,963

	Credit Intermediation and
	Related Activities - 4.23%
6,946	Fifth Third Bancorp	141,143
4,174	People’s United Financial, Inc.	63,194
1,029	Royal Bank of Canada (a)	68,449
		272,786

	Forestry and Logging - 2.01%
4,296	Weyerhaeuser Co.	129,439

	Funds, Trusts, and Other
	Financial Vehicles - 8.41%
10,952	American Capital Agency Corp.	223,201
3,915	DDR Corp.	62,601
1,041	Macerich Co.	59,275
6,786	NorthStar Realty Finance Corp.	67,046
2,141	OMEGA Healthcare Investors, Inc.	69,989
3,198	Redwood Trust, Inc.	59,419
		541,531

	Furniture and Home
	Furnishings Stores - 1.13%
1,231	Williams-Sonoma, Inc.	72,777

	General Merchandise Stores - 3.80%
3,829	Target Corp.	244,788

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Insurance Carriers and
	Related Activities - 2.05%
1,257	Cincinnati Financial Corp.	$65,879
3,408	Manulife Financial Corp. (a)	65,877
		131,756

	Oil and Gas Extraction - 2.10%
7,034	Encana Corp. (a)	134,982

	Paper Manufacturing - 1.31%
1,809	International Paper Co.	84,390

	Printing and Related
	Support Activities - 1.07%
1,415	Avery Dennison Corp.	69,194

	Publishing Industries
	(except Internet) - 2.42%
4,566	Gannett Co., Inc.	123,556
863	Thomson Reuters Corp. (a)	32,259
		155,815

	Real Estate - 0.91%
2,157	Hospitality Properties Trust	58,606

	Telecommunications - 0.89%
1,288	Rogers Communications, Inc. - Class B (a)	57,741

	Transportation Equipment
	Manufacturing - 1.23%
1,446	TAL International Group, Inc.	79,009

	Utilities - 6.13%
2,907	Entergy Corp.	179,915
3,739	PG&E Corp.	150,943
3,748	TECO Energy, Inc.	63,866
		394,724

	Waste Management and
	Remediation Services - 1.96%
2,768	Waste Management, Inc.	126,442
	TOTAL COMMON STOCKS
	(Cost $3,305,030)	3,416,918

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares	EXCHANGE-TRADED FUNDS - 32.08%	Value

6,086	iShares Floating Rate Bond ETF	$308,134
9,863	iShares iBoxx $ High Yield
	Corporate Bond ETF	921,401
20,543	SPDR Barclays High Yield Bond ETF	837,127
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,053,260)	2,066,662

	SHORT-TERM INVESTMENTS - 12.76%

821,841	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	821,841
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $821,841)	821,841
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $6,180,131) - 97.89%	6,305,421
	Other Assets in Excess of Liabilities - 2.11%	135,725
	NET ASSETS - 100.00%	$6,441,146

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2013

Shares	COMMON STOCKS - 83.70%	Value

	Broadcasting (except Internet) - 1.14%
1,692	Sinclair Broadcast Group, Inc. - Class A	$55,531

	Building Material and
	Garden Equipment - 3.97%
2,385	Home Depot, Inc.	192,398

	Chemical Manufacturing - 5.53%
1,443	Agrium, Inc. (a)	129,971
2,756	Eli Lilly & Co.	138,406
		268,377

	Clothing and Clothing
	Accessories Stores - 3.09%
3,848	Foot Locker, Inc.	149,649

	Computer and Electronic
	Product Manufacturing - 6.08%
365	Apple, Inc.	202,967
7,340	Telefonaktiebolaget LM Ericsson - ADR	91,823
		294,790

	Credit Intermediation and
	Related Activities - 7.95%
6,680	Fifth Third Bancorp	135,738
3,388	JPMorgan Chase & Co.	193,861
953	Northern Trust Corp.	56,217
		385,816

	Electrical Equipment, Appliance, and
	Component Manufacturing - 1.08%
475	Energizer Holdings, Inc.	52,416

	Food Manufacturing - 2.92%
2,807	General Mills, Inc.	141,557

	Food Services and Drinking Places - 2.19%
2,257	Brinker International, Inc.	106,147

	Funds, Trusts, and Other
	Financial Vehicles - 2.02%
4,812	American Capital Agency Corp.	98,069

	Furniture and Home
	Furnishings Stores - 2.12%
1,739	Williams-Sonoma, Inc.	102,810

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Furniture and Related
	Product Manufacturing - 0.93%
1,491	Leggett & Platt, Inc.	$45,043

	General Merchandise Stores - 5.20%
1,607	Target Corp.	102,736
1,845	Wal-Mart Stores, Inc.	149,462
		252,198

	Insurance Carriers and
	Related Activities - 11.15%
959	Cincinnati Financial Corp.	50,261
5,648	Fidelity National Financial, Inc. - Class A	164,188
2,009	First American Financial Corp.	53,158
1,387	Prudential Financial, Inc.	123,110
1,655	Travelers Cos., Inc.	150,175
		540,892

	Merchant Wholesalers,
	Nondurable Goods - 1.46%
2,103	Sysco Corp.	70,724

	Miscellaneous Manufacturing - 4.28%
3,588	Coach, Inc.	207,745

	Paper Manufacturing - 1.09%
863	Packaging Corp. of America	52,867

	Primary Metal Manufacturing - 1.15%
1,332	Worthington Industries, Inc.	55,851

	Professional, Scientific &
	Technical Services - 3.48%
3,123	Infosys Ltd. - ADR	168,704

	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities - 5.58%
205	BlackRock, Inc.	62,064
5,175	Janus Cap Group, Inc.	56,304
1,895	T. Rowe Price Group, Inc.	152,472
		270,840

	Telecommunications - 5.86%
5,297	AT&T, Inc.	186,508
1,081	BCE, Inc. (a)	47,769

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Telecommunications - 5.86%, Continued
1,111	Rogers Communications, Inc. - Class B (a)	$49,806
		284,083

	Transportation Equipment
	Manufacturing - 1.55%
680	United Technologies Corp.	75,385

	Utilities - 1.86%
2,159	Wisconsin Energy Corp.	90,181

	Waste Management and
	Remediation Services - 2.02%
2,147	Waste Management, Inc.	98,075
	TOTAL COMMON STOCKS
	(Cost $3,839,115)	4,060,148

	EXCHANGE-TRADED FUNDS - 9.50%

4,020	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	460,933
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $457,448)	460,933

	SHORT-TERM INVESTMENTS - 12.49%

606,143	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	606,143
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $606,143)	606,143
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $4,902,706) - 105.69%	5,127,224
	Liabilities in Excess of Other Assets - (5.69)%	(276,200)
	NET ASSETS - 100.00%	$4,851,024

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate Shown is the 7-day annualized yield as of November 30, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2013

Shares	COMMON STOCKS - 96.54%	Value

	Administrative and Support Services - 3.02%
58,876	Robert Half International, Inc.	$2,274,380

	Beverage and Tobacco
	Product Manufacturing - 2.53%
20,056	Fomento Economico Mexicano,
	S.A.B. de C.V. - ADR	1,904,317

	Broadcasting (except Internet) - 2.24%
51,336	Sinclair Broadcast Group, Inc. - Class A	1,684,848

	Chemical Manufacturing - 14.07%
28,658	Agrium, Inc. (a)	2,581,226
34,978	Axiall Corp.	1,584,503
28,206	Eastman Chemical Co.	2,172,708
42,720	Eli Lilly & Co.	2,145,399
7,126	Novo Nordisk A/S - ADR	1,273,630
84,260	PDL BioPharma, Inc.	823,220
		10,580,686

	Clothing and Clothing
	Accessories Stores - 6.72%
52,694	Foot Locker, Inc.	2,049,269
36,561	Nordstrom, Inc.	2,274,460
34,797	Stage Stores, Inc.	731,085
		5,054,814

	Computer and Electronic
	Product Manufacturing - 8.43%
5,963	Apple, Inc.	3,315,845
35,360	Maxim Integrated Products, Inc.	1,007,053
41,217	ResMed, Inc. (a)(b)	2,011,802
		6,334,700

	Credit Intermediation and
	Related Activities - 6.09%
152,760	Fifth Third Bancorp	3,104,083
97,179	People’s United Financial, Inc.	1,471,290
		4,575,373

	Data Processing, Hosting,
	and Related Services - 4.11%
38,639	Automatic Data Processing, Inc.	3,091,893

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Electrical Equipment, Appliance,
	and Component Manufacturing - 2.16%
14,714	Energizer Holdings, Inc.	$1,623,690

	Food Manufacturing - 5.35%
58,855	General Mills, Inc.	2,968,057
17,406	Kellogg Co.	1,055,500
		4,023,557

	General Merchandise Stores - 1.21%
14,214	Target Corp.	908,701

	Insurance Carriers and
	Related Activities - 6.17%
80,136	Manulife Financial Corp. (a)	1,549,029
34,072	Travelers Cos., Inc.	3,091,693
		4,640,722

	Management of Companies
	and Enterprises - 1.03%
44,722	Associated Banc-Corp	771,007

	Merchant Wholesalers
	(Durable Goods) - 1.15%
28,266	Schnitzer Steel Industries, Inc. - Class A	865,929

	Miscellaneous Manufacturing - 5.08%
10,432	Baxter International, Inc.	714,070
53,669	Coach, Inc.	3,107,435
		3,821,505

	Motor Vehicle and Parts Dealers - 0.99%
16,836	Penske Automotive Group, Inc.	747,855

	Professional, Scientific, and
	Technical Services - 6.57%
7,017	Amgen, Inc. (a)(b)	800,499
14,396	Jack Henry & Associates, Inc.	817,261
76,967	Nielsen Holdings N.V. (a)	3,321,896
		4,939,656

	Publishing Industries
	(Except Internet) - 1.13%
10,255	SAP AG - ADR	848,294

	Rail Transportation - 1.03%
4,778	Union Pacific Corp.	774,227

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Shares		Value

	Real Estate - 0.90%
19,027	Equity Lifestyle Properties, Inc.	$675,459

	Securities and Commodity Contracts
	Intermediation and Brokerage - 3.10%
28,963	T. Rowe Price Group, Inc.	2,330,363

	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities - 2.53%
29,851	Invesco Ltd. (a)	1,040,308
79,032	Janus Capital Group, Inc.	859,868
		1,900,176

	Transportation Equipment
	Manufacturing - 8.19%
28,880	Rockwell Collins, Inc.	2,100,443
8,758	Toyota Motor Corp. - ADR	1,095,188
26,748	United Technologies Corp.	2,965,283
		6,160,914

	Utilities - 2.74%
49,241	Wisconsin Energy Corp.	2,056,797
	TOTAL COMMON STOCKS
	(Cost $67,253,165)	72,589,863

	SHORT-TERM INVESTMENTS - 3.38%

2,540,807	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (c)	2,540,807
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,540,807)	2,540,807
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $69,793,972) - 99.92%	75,130,670
	Other Assets in Excess of Liabilities - 0.08%	56,668
	NET ASSETS - 100.00%	$75,187,338

ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2013.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2013

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund
ASSETS
Investments in securities, at value
(identified cost $68,958,887
and $6,180,131, respectively)	$70,275,455	$6,305,421
Receivables
Dividends and interest	234,761	11,032
Fund shares sold	163,240	164,000
Dividend tax reclaim	515	66
Due from Advisor (Note 4)	—	15,002
Return of Capital	—	1,012
Prepaid expenses	17,717	20,146
Total assets	70,691,688	6,516,679
LIABILITIES
Payables
Fund shares redeemed	73,817	—
Investment securities purchased	—	6,825
Advisory fees	51,939	—
Administration and fund accounting fees	29,167	25,550
Audit fees	19,500	15,400
Transfer agent fees and expenses	19,180	11,000
12b-1 fees	11,546	519
Shareholder reporting	6,949	3,333
Shareholder servicing fees	6,630	4,547
Legal fees	2,674	3,427
Chief Compliance Officer fee	2,250	2,433
Custody fees	2,209	2,455
Trustee fees	—	11
Accrued expenses	619	33
Total liabilities	226,480	75,533
NET ASSETS	$70,465,208	$6,441,146

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$29,382,574	$1,311,779
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,785,953	131,202
Net asset value, offering and
redemption price per share	$10.55	$10.00
Institutional Shares
Net assets applicable to shares outstanding	$41,082,634	$5,129,367
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	3,883,868	513,011
Net asset value, offering and
redemption price per share	$10.58	$10.00
COMPONENTS OF NET ASSETS
Paid-in capital	$69,885,284	$6,387,982
Undistributed net investment income	110,844	11,271
Accumulated net realized loss from
investments, foreign currency, and options	(847,420)	(83,395)
Net unrealized appreciation on investments	1,316,500	125,288
Net assets	$70,465,208	$6,441,146

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $4,902,706
and $69,793,972, respectively)	$5,127,224	$75,130,670
Receivables
Dividends and interest	3,020	173,922
Fund shares sold	34,215	219,750
Dividend tax reclaim	46	948
Due from Advisor (Note 4)	17,921	—
Prepaid expenses	20,108	21,770
Total assets	5,202,534	75,547,060
LIABILITIES
Payables
Investment securities purchased	283,496	192,258
Fund shares redeemed	—	905
Advisory fees	—	56,374
Administration and fund accounting fees	24,572	23,669
Audit fees	15,400	19,500
Transfer agent fees and expenses	12,078	14,945
Custody fees	3,462	1,523
Legal fees	3,427	2,818
Shareholder reporting	3,333	2,729
Shareholder servicing fees	3,022	33,094
Chief Compliance Officer fee	2,433	2,250
12b-1 fees	240	9,398
Trustee fees	15	—
Accrued expenses	32	259
Total liabilities	351,510	359,722
NET ASSETS	$4,851,024	$75,187,338

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$656,123	$26,984,726
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	61,850	2,102,515
Net asset value, offering and
redemption price per share	$10.61	$12.83
Institutional Shares
Net assets applicable to shares outstanding	$4,194,901	$48,202,612
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	395,308	3,744,884
Net asset value, offering and
redemption price per share	$10.61	$12.87
COMPONENTS OF NET ASSETS
Paid-in capital	$4,661,784	$66,025,541
Undistributed net investment income	(31)	29,428
Accumulated net realized loss from
investments, foreign currency, and options	(35,246)	3,795,793
Net unrealized appreciation on investments	224.517	5,336,576
Net assets	$4,851,024	$75,187,338

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the period ended November 30, 2013

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund*
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $18,110 and
$1,756, and $449 and $1, respectively)	$1,578,059	$38,848
Interest	339,812	51
Total investment income	1,917,871	38,899
Expenses
Advisory fees (Note 4)	764,163	11,980
Shareholder servicing fees -
Institutional Shares (Note 6)	119,315	3,476
Shareholder servicing fees -
No Load Shares (Note 6)	81,359	1,316
Administration and fund
accounting fees (Note 4)	114,140	45,415
Transfer agent fees and expenses (Note 4)	75,541	17,961
Distribution fees - No Load Shares (Note 5)	75,417	822
Registration fees	38,706	15,591
Audit fees	19,500	15,400
Reports to shareholders	13,372	3,333
Legal fees	12,562	3,577
Custody fees (Note 4)	10,695	6,414
Chief Compliance Officer fee (Note 4)	9,000	4,175
Other expenses	7,951	1,271
Trustee fees	5,995	2,106
Insurance expense	3,428	107
Interest expense (Note 8)	49	—
Total expenses	1,351,193	132,944
Add: advisory fee recoupment (Note 4)	53,903	—
Less: advisory fee waiver and
expense reimbursement (Note 4)	—	(111,157)
Net expenses	1,405,096	21,787
Net investment income	512,775	17,112

*  Commencement of operations on June 17, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the period ended November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund*
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	$(870,194)	$(84,691)
Purchased options	(38,109)	(395)
Written options	33,799	—
Capital gain distributions from
regulated investment companies	904	—
Net change in unrealized
appreciation on investments	392,945	125,288
Net realized and unrealized
gain/(loss) on investments	(480,655)	40,202
Net Increase in Net Assets
Resulting from Operations	$32,120	$57,314

*  Commencement of operations on June 17, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the period ended November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income Fund	Growth Fund*
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $263 and $41,
and $22,219 and $1,983 respectively)	$16,628	$1,138,827
Interest	41	1,798
Total investment income	16,669	1,140,625

Expenses
Administration and fund
accounting fees (Note 4)	44,477	95,299
Transfer agent fees and expenses (Note 4)	19,019	58,344
Registration fees	15,591	32,977
Audit fees	15,400	19,500
Advisory fees (Note 4)	9,160	488,427
Custody fees (Note 4)	7,806	8,899
Chief Compliance Officer fee (Note 4)	4,175	9,000
Shareholder servicing fees -
Institutional Shares (Note 6)	2,905	78,298
Shareholder servicing fees -
No Load Shares (Note 6)	759	57,542
Legal fees	3,577	11,649
Reports to shareholders	3,333	4,832
Trustee fees	2,111	3,929
Other expenses	1,270	5,559
Distribution fees - No Load Shares (Note 5)	475	50,298
Insurance expense	108	2,840
Interest expense (Note 8)	—	870
Total expenses	130,166	928,263
Less: advisory fee waiver and
expense reimbursement (Note 4)	(113,659)	(37,833)
Net expenses	16,507	890,430
Net investment income	162	250,195

*  Commencement of operations on June 17, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the period ended November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income Fund	Growth Fund*
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	$(35,439)	$4,864,770
Purchased options	—	(106,717)
Written options	—	50,469
Capital gain distributions from
regulated investment companies	—	149
Net change in unrealized
appreciation on investments	224,517	3,588,924
Net realized and unrealized
gain on investments	189,078	8,397,595
Net Increase in Net Assets
Resulting from Operations	$189,240	$8,647,790

*  Commencement of operations on June 17, 2013.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$512,775	$243,640
Net realized gain/(loss) on:
Investments	(870,194)	1,038,037
Purchased options	(38,109)	—
Written options	33,799	—
Capital gain distributions from
regulated investment companies	904	—
Net change in unrealized
appreciation on investments	392,945	655,784
Net increase in net assets
resulting from operations	32,120	1,937,461
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
No Load Shares	(142,269)	(76,572)
Institutional Shares	(292,614)	(151,082)
From net realized gain on investments:
No Load Shares	(172,158)	—
Institutional Shares	(278,662)	—
Total distributions to shareholders	(885,703)	(227,654)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	16,891,517	41,532,898
Total increase in net assets	16,037,934	43,242,705
NET ASSETS
Beginning of year	54,427,274	11,184,569
End of year	$70,465,208	$54,427,274
Undistributed net investment
income at end of year	$110,844	$59,191

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,119,484	$22,566,059	1,737,707	$18,214,570
Shares issued on
reinvestments of
distributions	27,679	291,874	6,675	68,750
Shares redeemed**	(1,316,218)	(13,944,530)	(298,824)	(3,125,867)
Net increase	830,945	$8,913,403	1,445,558	$15,157,453
** Net of redemption fees of		$1,365		$1,255

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,619,838	$38,666,263	2,862,198	$29,943,312
Shares issued on
reinvestments of
distributions	39,043	412,268	8,263	85,773
Shares redeemed**	(2,922,590)	(31,100,417)	(349,670)	(3,653,640)
Net increase	736,291	$7,978,114	2,520,791	$26,375,445
** Net of redemption fees of		$3,346		$2,332

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

June 17, 2013*
to
November 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$17,112
Net realized gain/(loss) on:
Investments	(84,691)
Purchased options	(395)
Net change in unrealized appreciation on investments	125,288
Net increase in net assets resulting from operations	57,314
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
No Load Shares	(3,432)
Institutional Shares	(718)
Total distributions to shareholders	(4,150)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	6,387,982
Total increase in net assets	6,441,146
NET ASSETS
Beginning of period	—
End of period	$6,441,146
Undistributed net investment income at end of period	$11,271

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares
	June 17, 2013*
	to
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	247,223	$2,450,292
Shares issued on reinvestments of distributions	68	666
Shares redeemed**	(116,089)	(1,150,906)
Net increase	131,202	$1,300,052

	Institutional Shares
	June 17, 2013*
	to
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	527,630	$5,232,554
Shares issued on reinvestments of distributions	350	3,433
Shares redeemed**	(14,969)	(148,057)
Net increase	513,011	$5,087,930
** Net of redemption fees of		$998

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

June 17, 2013*
to
November 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$162
Net realized loss	(35,439)
Net change in unrealized appreciation on investments	224,517
Net increase in net assets resulting from operations	189,240
DISTRIBUTIONS TO SHAREHOLDERS
Return of capital:
No Load Shares	(280)
Institutional Shares	(1,426)
Total distributions to shareholders	(1,706)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,663,490
Total increase in net assets	4,851,024
NET ASSETS
Beginning of period	—
End of period	$4,851,024
Undistributed net investment loss at end of period	$(31)

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares
	June 17, 2013*
	to
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	106,709	$1,083,643
Shares issued on reinvestments of distributions	24	238
Shares redeemed**	(44,883)	(454,266)
Net increase	61,850	$629,615

	Institutional Shares
	June 17, 2013*
	to
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	406,173	$4,145,082
Shares issued on reinvestments of distributions	142	1,426
Shares redeemed**	(11,007)	(112,633)
Net increase	395,308	$4,033,875
** Net of redemption fees of		$411

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$250,195	$216,332
Net realized gain/(loss) on:
Investments	4,864,770	2,724,400
Purchased options	(106,717)	—
Written options	50,469	—
Capital gain distributions from
regulated investment companies	149	—
Net change in unrealized
appreciation on investments	3,588,924	454,030
Net increase in net assets
resulting from operations	8,647,790	3,394,762
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
No Load Shares	(98,593)	(62,674)
Institutional Shares	(182,134)	(153,402)
Total distributions to shareholders	(280,727)	(216,076)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	40,603,632	2,997,086
Total increase in net assets	48,970,695	6,175,772
NET ASSETS
Beginning of year	26,216,643	20,040,871
End of year	$75,187,338	$26,216,643
Undistributed net investment
income at end of year	$29,428	$60,018

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,434,793	$16,988,860	925,830	$9,548,415
Shares issued on
reinvestments of
distributions	7,977	88,515	5,215	53,827
Shares redeemed**	(525,013)	(6,362,848)	(253,178)	(2,596,668)
Net increase	917,757	$10,714,527	677,867	$7,005,574
** Net of redemption fees of		$1,148		$2,108

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2013		November 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,293,527	$39,116,693	730,501	$7,446,093
Shares issued on
reinvestments of
distributions	13,483	152,890	13,940	139,700
Shares redeemed**	(788,540)	(9,380,478)	(1,120,634)	(11,594,281)
Net increase/(decrease)	2,518,470	$29,889,105	(376,193)	$(4,008,488)
** Net of redemption fees of		$1,456		$1,304

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
			December 29,
			2010*
	Year Ended	Year Ended	to
	November 30,	November 30,	November 30,
	2013	2012	2011
Net asset value, beginning of period	$10.65	$9.83	$10.00
Income from investment operations:
Net investment income^	0.05	0.08	0.08
Net realized and unrealized
gain/(loss) on investments	(0.02)	0.83	(0.25)
Total from investment operations	0.03	0.91	(0.17)
Less distributions:
From net investment income	(0.05)	(0.09)	—
From net realized gain on investments	(0.08)	—	—
Total distributions	(0.13)	(0.09)	—
Redemption fees retained^#	0.00	0.00	0.00
Net asset value, end of period	$10.55	$10.65	$9.83

Total return	0.32%	9.34%	-1.70	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$29,383	$20,826	$5,010
Ratio of expenses to average net assets (a):
Before expense
reimbursement/recoupment	1.93%	2.21%	6.66	%†
After expense
reimbursement/recoupment	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.59%	0.51%	(3.77	)%†
After expense
reimbursement/recoupment	0.52%	0.72%	0.89	%†
Portfolio turnover rate	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
			December 29,
			2010*
	Year Ended	Year Ended	to
	November 30,	November 30,	November 30,
	2013	2012	2011
Net asset value, beginning of period	$10.68	$9.85	$10.00
Income from investment operations:
Net investment income^	0.08	0.10	0.10
Net realized and unrealized
gain/(loss) on investments	(0.03)	0.84	(0.25)
Total from investment operations	0.05	0.94	(0.15)
Less distributions:
From net investment income	(0.07)	(0.11)	—
From net realized gain on investments	(0.08)	—	—
Total distributions	(0.15)	(0.11)	—
Redemption fees retained^#	0.00	0.00	0.00
Net asset value, end of period	$10.58	$10.68	$9.85

Total return	0.51%	9.65%	-1.50	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$41,083	$33,602	$6,174
Ratio of expenses to average net assets (a):
Before expense
reimbursement/recoupment	1.66%	1.94%	5.80	%†
After expense
reimbursement/recoupment	1.73%	1.75%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.84%	0.76%	(2.97	)%†
After expense
reimbursement/recoupment	0.77%	0.95%	1.08	%†
Portfolio turnover rate	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
	June 17, 2013*
	to
	November 30,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income^	0.04
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.01
Less distributions:
From net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.00

Total return	0.08	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,312
Ratio of expenses to average net assets (a):
Before expense reimbursement	16.32	%†
After expense reimbursement	2.00	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(13.36	)%†
After expense reimbursement	0.96	%†
Portfolio turnover rate	86.29	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional
	Shares
	June 17, 2013*
	to
	November 30,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income^	0.07
Net realized and unrealized loss on investments	(0.06)
Total from investment operations	0.01
Less distributions:
From net investment income
	(0.01)
Total distributions	(0.01)
Redemption fees retained^#	0.00
Net asset value, end of period	$10.00

Total return	0.13	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,129
Ratio of expenses to average net assets (a):
Before expense reimbursement	9.12	%†
After expense reimbursement	1.75	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(5.76	)%†
After expense reimbursement	1.61	%†
Portfolio turnover rate	86.29	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
	June 17, 2013*
	to
	November 30,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.61
Less distributions:
Return of capital#	0.00
Total distributions	0.00
Net asset value, end of period	$10.61

Total return	6.14	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$656
Ratio of expenses to average net assets (a):
Before expense reimbursement	17.07	%†
After expense reimbursement	2.00	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(15.07	)%†
After expense reimbursement	0.00	%†
Portfolio turnover rate	49.43	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional
	Shares
	June 17, 2013*
	to
	November 30,
	2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income^#	0.00
Net realized and unrealized gain on investments	0.62
Total from investment operations	0.62
Less distributions:
Return of capital	(0.01)
Total distributions	(0.01)
Redemption fees retained^#	0.00
Net asset value, end of period	$10.61

Total return	6.19	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,195
Ratio of expenses to average net assets (a):
Before expense reimbursement	13.46	%†
After expense reimbursement	1.75	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(11.69	)%†
After expense reimbursement	0.02	%†
Portfolio turnover rate	49.43	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
			December 29,
			2010*
	Year Ended	Year Ended	to
	November 30,	November 30,	November 30,
	2013	2012	2011
Net asset value, beginning of period	$10.86	$9.50	$10.00
Income from investment operations:
Net investment income^	0.04	0.06	0.03
Net realized and unrealized
gain/(loss) on investments	2.01	1.37	(0.55)
Total from investment operations	2.05	1.43	(0.52)
Less distributions:
From net investment income	(0.08)	(0.07)	—
Total distributions	(0.08)	(0.07)	—
Redemption fees retained^	0.00#	0.00#	0.02
Net asset value, end of period	$12.83	$10.86	$9.50

Total return	18.96%	15.16%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$26,985	$12,866	$4,815
Ratio of expenses to average net assets (a):
Before expense reimbursement	2.07%	2.31%	4.56	%†
After expense reimbursement	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.29%	0.23%	(2.20	)%†
After expense reimbursement	0.36%	0.54%	0.36	%†
Portfolio turnover rate	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
			December 29,
			2010*
	Year Ended	Year Ended	to
	November 30,	November 30,	November 30,
	2013	2012	2011
Net asset value, beginning of period	$10.89	$9.50	$10.00
Income from investment operations:
Net investment income^	0.07	0.10	0.05
Net realized and unrealized
gain/(loss) on investments	2.01	1.39	(0.55)
Total from investment operations	2.08	1.49	(0.50)
Less distributions:
From net investment income	(0.10)	(0.10)	—
Total distributions	(0.10)	(0.10)	—
Redemption fees retained^#	0.00	0.00	0.00
Net asset value, end of period	$12.87	$10.89	$9.50

Total return	19.29%	15.75%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$48,203	$13,351	$15,226
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.79%	1.95%	2.92	%†
After expense reimbursement	1.70%	1.57%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.53%	0.61%	(0.59	)%†
After expense reimbursement	0.62%	0.99%	0.58	%†
Portfolio turnover rate	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013

NOTE 1 – ORGANIZATION

The WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund (the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each Fund offers No Load Shares and Institutional Shares. The investment objective of the WBI Absolute Return Balanced Fund and the WBI Absolute Return Balanced Plus Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions. The investment objective of the WBI Absolute Return Dividend Income Fund  and the WBI Absolute Return Dividend Growth Fund  is to seek long-term capital appreciation and current income. The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund commenced operations on December 29, 2010. The WBI Absolute Return Balanced Plus Fund and the WBI Absolute Return Dividend Income Fund commenced operations on June 17, 2013.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the WBI Absolute Return Balanced Fund and WBI Balanced Fund Dividend Growth Fund open tax years 2011-2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

	Net Investment	Accumulated Net
	Income	Realized Gain/(Loss)
WBI Absolute Return
Balanced Fund	$(26,239)	$26,239
WBI Absolute Return
Balanced Plus Fund	(1,691)	1,691
WBI Absolute Return
Dividend Income Fund	(193)	193
WBI Absolute Return
Dividend Growth Fund	(58)	58

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended November 30, 2013, the WBI Absolute Return Balanced Fund – No Load Shares, and Institutional Shares retained $1,365 and $3,346, respectively, in redemption fees. During the period ended November 30, 2013, the WBI Absolute Return Balanced Plus Fund – Institutional Shares retained $998 in redemption fees. During the period ended November 30, 2013, the WBI Absolute Return Dividend Income Fund – Institutional Shares retained $411 in redemption fees. During the year ended November 30, 2013, the WBI Absolute Return Dividend Growth Fund – No Load Shares and Institutional Shares retained $1,148 and $1,456, respectively, in redemption fees.

G.
Derivative Transactions:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Funds have the right, but not the obligation, to purchase a

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

security at the exercise price during the exercise period. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

Average Balance Information

The average monthly market values of purchased and written options during the year ended November 30, 2013, for the WBI Absolute Return Balanced Fund was $4,394 and $4,874, respectively.

WBI Funds
NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

Transactions in written options contracts for the year ended November 30, 2013, are as follows:

WBI Absolute Return Balanced Fund

	Contracts	Premiums Received
Beginning Balance	—	$—
Options Written	469	46,316
Options Closed	(269)	(36,516)
Options Exercised	(200)	(9,800)
Outstanding at November 30, 2013	—	$—

The average monthly market values of purchased and written options during the period ended November 30, 2013, for the WBI Absolute Return Balanced Plus Fund was $33 and $787, respectively.

Transactions in written options contracts for the period ended November 30, 2013, are as follows:

WBI Absolute Return Balanced Plus Fund

	Contracts	Premiums Received
Beginning Balance	—	$—
Options Written	16	864
Options Exercised	(16)	(864)
Outstanding at November 30, 2013	—	$—

The average monthly market values of purchased and written options during the year ended November 30, 2013, for the WBI Absolute Return Dividend Growth Fund was $4,790 and $14,172, respectively.

Transactions in written options contracts for the year ended November 30, 2013, are as follows:

WBI Absolute Return Dividend Growth Fund

	Contracts	Premiums Received
Beginning Balance	—	$—
Options Written	1,651	136,001
Options Closed	(766)	(68,772)
Options Exercised	(861)	(66,701)
Options Expired	(24)	(528)
Outstanding at November 30, 2013	—	$—

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

The effect of derivative instruments on the statement of operations for the period ended November 30, 2013, is as follows:

WBI Absolute Return Balanced Fund

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on closed	$(30,909)
	purchased options
Equity Contract	Realized loss on expired	(7,200)
	purchased options
Equity Contracts	Realized gain on closed	33,799
	written options

WBI Absolute Return Balanced Plus Fund

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized gain on closed	$21
	purchased options
Equity Contract	Realized loss on expired	(416)
	purchased options

WBI Absolute Return Dividend Growth Fund

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on closed	$(51,730)
	purchased options
Equity Contracts	Realized loss on expired	(54,987)
	purchased options
Equity Contracts	Realized gain on closed	49,941
	written options
Equity Contracts	Realized gain on expired
	written options	528

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds:  Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2013:

WBI Absolute Return Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Agriculture, Forestry,
Fishing, and Hunting	$1,325,087	$—	$—	$1,325,087
Finance and Insurance	5,628,792	—	—	5,628,792
Information	1,502,812	—	—	1,502,812
Manufacturing	6,195,229	—	—	6,195,229
Mining, Quarrying, and
Oil and Gas Extraction	1,309,257	—	—	1,309,257
Professional, Scientific,
and Technical Services	2,029,423	—	—	2,029,423
Real Estate and
Rental and Leasing	3,529,328	—	—	3,529,328
Retail Trade	4,172,591	—	—	4,172,591
Transportation and
Warehousing	2,273,488	—	—	2,273,488
Utilities	5,371,680	—	—	5,371,680
Total Common Stocks	33,337,687	—	—	33,337,687
Exchange-Traded Funds	15,486,255	—	—	15,486,255
Corporate Bonds
Accommodation and
Food Services	—	301,548	—	301,548
Finance and Insurance	—	3,839,628	—	3,839,628
Health Care and
Social Assistance	—	164,625	—	164,625
Information	—	1,532,719	—	1,532,719
Manufacturing	—	2,647,222	—	2,647,222
Mining, Quarrying, and
Oil and Gas Extraction	—	574,867	—	574,867
Professional, Scientific,
and Technical Services	—	525,802	—	525,802
Retail Trade	—	845,850	—	845,850
Utilities	—	148,168	—	148,168
Total Corporate Bonds	—	10,580,429	—	10,580,429
Short-Term Investments	10,871,084	—	—	10,871,084
Total Investments
in Securities	$59,695,026	$10,580,429	$—	$70,275,455

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

WBI Absolute Return Balanced Plus Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$126,442	$—	$—	$126,442
Agriculture, Forestry,
Fishing, and Hunting	129,439	—	—	129,439
Finance and Insurance	946,073	—	—	946,073
Information	279,009	—	—	279,009
Manufacturing	1,030,078	—	—	1,030,078
Mining, Quarrying, and
Oil and Gas Extraction	134,982	—	—	134,982
Real Estate and
Rental and Leasing	58,606	—	—	58,606
Retail Trade	317,565	—	—	317,565
Utilities	394,724	—	—	394,724
Total Common Stocks	3,416,918	—	—	3,416,918
Exchange-Traded Funds	2,066,662	—	—	2,066,662
Short-Term Investments	821,841	—	—	821,841
Total Investments
in Securities	$6,305,421	$—	$—	$6,305,421

WBI Absolute Return Dividend Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$106,147	$—	$—	$106,147
Administrative Support
and Waste Management	98,075	—	—	98,075
Finance and Insurance	1,295,616	—	—	1,295,616
Information	339,614	—	—	339,614
Manufacturing	1,194,031	—	—	1,194,031
Professional, Scientific,
and Technical Services	168,705	—	—	168,705
Retail Trade	697,055	—	—	697,055
Utilities	90,181	—	—	90,181
Wholesale Trade	70,724	—	—	70,724
Total Common Stocks	4,060,148	—	—	4,060,148
Exchange-Traded Funds	460,933	—	—	460,933
Short-Term Investments	606,143	—	—	606,143
Total Investments
in Securities	$5,127,224	$—	$—	$5,127,224

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

WBI Absolute Return Dividend Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$2,274,380	$—	$—	$2,274,380
Finance and Insurance	13,446,634	—	—	13,446,634
Information	5,625,034	—	—	5,625,034
Management of Companies
and Enterprises	771,007	—	—	771,007
Manufacturing	34,449,370	—	—	34,449,370
Professional, Scientific,
and Technical Services	4,939,656	—	—	4,939,656
Real Estate and
Rental and Leasing	675,458	—	—	675,458
Retail Trade	6,711,371	—	—	6,711,371
Transportation and
Warehousing	774,227	—	—	774,227
Utilities	2,056,797	—	—	2,056,797
Wholesale Trade	865,929	—	—	865,929
Total Common Stocks	72,589,863	—	—	72,589,863
Short-Term Investments	2,540,807	—	—	2,540,807
Total Investments
in Securities	$75,130,670	$—	$—	$75,130,670

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at November 30, 2013, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended November 30, 2013.

New Accounting Pronouncement:  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended November 30, 2013, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the period ended November 30, 2013, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund incurred $764,163, $11,980, $9,160, and $488,427, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  For the year ended November 30, 2013, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares aggregate annual operating expenses to 2.00% of average daily net assets and each Fund’s Institutional Shares aggregate annual operating expenses to 1.75% of average daily net assets.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2013, the Advisor recouped expenses in the amount of $53,903 for the WBI Absolute Return Balanced Fund. For the period ended November 30, 2013, the Advisor reduced its fees and absorbed Fund expenses in the amount of $111,157, $113,659 and $37,833 for the WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund,  and the WBI Absolute Return Dividend Growth Fund respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI		WBI		WBI Absolute		WBI Absolute
Absolute Return		Absolute Return		Return Dividend		Return Dividend
Balanced Fund		Balanced Plus Fund		Income Fund		Growth Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2014	$128,204	2016	$111,157	2016	$113,659	2014	$166,283
2015	55,787		$111,157		$113,659	2015	92,504
2016	—					2016	37,833
	$183,991						$296,620

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds;

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For the period ended November 30, 2013, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund incurred the following expenses for administration and fund accounting, transfer agency, custody, and chief compliance officer fees:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Administration and Fund Accounting	$114,140	$45,415
Transfer Agency (a)	59,942	15,861
Custody	10,695	6,414
Chief Compliance Officer	9,000	4,175

(a) Does not include out-of-pocket expenses

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Administration and Fund Accounting	$44,477	$95,299
Transfer Agency (a)	16,122	49,908
Custody	7,806	8,899
Chief Compliance Officer	4,175	9,000

(a) Does not include out-of-pocket expenses

At November 30, 2013, the Funds had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Administration and Fund Accounting	$29,167	$25,550
Transfer Agency (a)	15,192	9,256
Chief Compliance Officer	2,250	2,433
Custody	2,209	2,455

(a) Does not include out-of-pocket expenses.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Administration and Fund Accounting	$24,572	$23,669
Transfer Agency (a)	9,533	12,702
Chief Compliance Officer	2,433	2,250
Custody	3,462	1,523

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended November 30, 2013, the WBI Absolute Return Balanced Fund – No Load Shares, WBI Absolute Return Balanced Plus Fund – No Load Shares, WBI Absolute Return Dividend Income Fund – No Load Shares, and the WBI Absolute Return Dividend Growth Fund – No Load Shares paid the Distributor $75,417, $822, $475, and $50,298, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the No Load Shares and Institutional Shares may pay servicing fees at an annual rate of 0.40% of the average daily net assets of each class. For the period December 1, 2012 through April 15, 2013, the Advisor voluntarily reduced the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund shareholder servicing plan fee from 0.40% of each Fund’s average daily net assets to 0.00% of each Fund’s average daily net assets. Effective April 16, 2013, the Advisor has determined to reinstate the shareholder servicing plan fee accrual of average daily net assets at 0.35%, for

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

the WBI Absolute Return Dividend Growth Fund – Institutional Shares. Effective April 16, 2013, the Advisor has determined to reinstate the shareholder servicing plan fee accrual of average daily net assets at 0.40% for the WBI Absolute Return Balanced Fund – Institutional Shares and No Load Shares, and the WBI Absolute Return Dividend Growth Fund – No Load Shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended November 30, 2013, the WBI Absolute Return Balanced Fund – No Load Shares, and Institutional Shares incurred shareholder servicing fees of $81,359 and $119,315, respectively, under the Agreement. For the period ended November 30, 2013, the WBI Absolute Return Balanced Plus Fund – No Load Shares, and Institutional Shares incurred shareholder servicing fees of $1,316 and $3,476, respectively, under the Agreement. For the period ended November 30, 2013, the WBI Absolute Return Dividend Income Fund – No Load Shares, and Institutional Shares incurred shareholder servicing fees of $759 and $2,905, respectively, under the Agreement. For the year ended November 30, 2013, the WBI Absolute Return Dividend Growth Fund – No Load Shares, and Institutional Shares incurred shareholder servicing fees of $57,542 and $78,298, respectively, under the Agreement.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Fund, were $176,081,711 and $148,242,992, respectively. For the period ended November 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Plus Fund, were $7,562,677 and $2,117,132, respectively.  For the period ended November 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Income Fund, were $5,279,593 and $947,588, respectively.  For the year ended November 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Growth Fund, were $130,848,988 and $89,380,804, respectively.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

The Funds made no purchases or sales of U.S. government securities.

NOTE 8 – LINES OF CREDIT

The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund had lines of credit in the amount of $1,600,000 and $2,800,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended November 30, 2013, the WBI Absolute Return Balanced Fund drew upon its line of credit. During the year ended November 30, 2013, the WBI Absolute Return Dividend Growth Fund did not draw upon its line of credit. The WBI Absolute Return Balanced Fund had an outstanding average day balance of $1,490, a weighted average interest rate of 3.25% and paid $49 in interest. The maximum amount outstanding for the WBI Absolute Return Balanced Fund during the year ended November 30, 2013 was $518,000. At November 30, 2013, the Funds had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Funds during the years ended November 30, 2013 and November 30, 2012, were characterized as follows:

	WBI		WBI
	Absolute Return		Absolute Return
	Balanced Fund		Balanced Plus Fund
	Nov. 30,	Nov. 30,	Nov. 30,
	2013	2012	2013
Ordinary Income	$831,203	$227,654	$4,150
Long-Term Capital Gains	54,500	—	—
	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
	Nov. 30,	Nov. 30,	Nov. 30,
	2013	2013	2012
Ordinary Income	$—	$280,727	$216,076
Long-Term Capital Gains	—	—	—
Return of Capital	1,706	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

As of November 30, 2013, the components of accumulated earnings/(losses) were as follows:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Cost of investments (a)	$69,136,757	$6,180,411
Gross tax unrealized appreciation	$1,739,361	$168,939
Gross tax unrealized depreciation	(600,663)	(43,929)
Net tax unrealized appreciation	1,138,698	125,010
Unrealized foreign exchange	(68)	(2)
Undistributed ordinary income	110,844	11,271
Undistributed long-term capital gain	—	—
Total distributable earnings	110,844	11,271
Other accumulated gains/(losses)	(669,550)	(83,115)
Total accumulated earnings/(losses)	$579,924	$53,164

(a) The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Cost of investments (a)	$4,902,707	$69,793,972
Gross tax unrealized appreciation	$242,062	$5,723,056
Gross tax unrealized depreciation	(17,545)	(386,358)
Net tax unrealized appreciation	224,517	5,336,698
Unrealized foreign exchange	—	(122)
Undistributed ordinary income	—	3,825,221
Undistributed long-term capital gain	—	—
Total distributable earnings	—	3,825,221
Other accumulated gains/(losses)	(35,277)	—
Total accumulated earnings/(losses)	$189,240	$9,161,797

(a) The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

At November 30, 2013, the Fund had capital loss carryforwards as follows:

Short-Term
Capital Loss Carryover
WBI Absolute Return Balanced Fund	$669,550*
WBI Absolute Return Balanced Plus Fund	83,115*
WBI Absolute Return Dividend Income Fund	35,246*
WBI Absolute Return Dividend Growth Fund	—

* These capital losses may be carried forward indefinitely to offset future gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

WBI Absolute Return Dividend Income Fund had post-October and post-December late year losses of $31.  WBI Absolute Return Dividend Growth Fund utilized $1,012,936 of short-term capital loss carryforward.

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI Funds

We have audited the accompanying statements of assets and liabilities of the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and WBI Absolute Return Dividend Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2013, and with respect to the WBI Absolute Return Balanced Fund and WBI Absolute Return Dividend Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 29, 2010 (commencement of operations) through November 30, 2011, with respect to the WBI Absolute Return Balanced Plus Fund and WBI Absolute Return Dividend Income Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the period June 17, 2013 (commencement of operations) through November 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund,  WBI Absolute Return Dividend Income Fund , and the WBI  Absolute Return Dividend Growth Fund as of November 30, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2014

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2013 (Unaudited)

For the year ended November 30, 2013, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund  designated $831,203, $4,150, $1,706, and $280,727, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended November 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund was 100%, 49.73%, 0.00%, and 27.74%, respectively.

For corporate shareholders in the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund , the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2013 was 100%, 44.50%, 0.00% and 22.78%, respectively.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the WBI Absolute Return Balanced Fund is 47.67%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2013 (Unaudited), Continued

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Donald E. O’Connor	Trustee	Indefinite	Retired; former	4	Trustee,
(age 77)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and Chief		not affiliated
		1997.	Operating Officer of		with the Funds);
			ICI Mutual Insurance		Trustee, The
			Company (until		Forward Funds
			January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 79)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 74)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	4	Trustee,
(age 66)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and	term	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 56)	President,	term	Services, LLC (February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compli-	September	1995 to February 2008).
	ance	2009.
Officer
and AML
Officer

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Jeanine M. Bajczyk,	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
Esq.		term	Fund Services, LLC (May 2006 to present).
(age 48)		since
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available upon request by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WBI-FUND (1-855-924-3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WBI Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 15, 2013, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (“Advisory Agreement”) between the Trust and WBI Investments, Inc. (“WBI”) for the WBI Absolute Return Balanced Plus Fund and WBI Absolute Return Dividend Income Fund (the “Funds”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services expected to be provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Funds, noting that the Advisor currently serves as investment adviser to two other mutual funds within the Trust with similar investment strategies.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages other accounts with substantially similar objectives, policies, strategies and risks as each Fund.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of funds and accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing

WBI Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Advisor was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, taxes and extraordinary expenses, of 2.00% for No Load Class shares and 1.75% for Institutional Class shares (the “Expense Caps”).

The Board noted that each Fund’s expected total operating expenses for No Load Class shares and Institutional Class shares were above the peer group median and average, but that the expected total operating expenses for Institutional shares were below the peer group average when the peer group was adjusted for funds with assets below $100 million. The Board also noted that the expected contractual advisory fee was below the peer group average, including the peer group average when adjusted for funds with assets below $100 million, but above the peer group median, and that each Fund’s expected contractual advisory fee was in line with the fees charged by the Advisor to its other accounts with substantially similar objectives, policies, strategies and risks as the Fund.

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Funds grew.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the expected profitability to the Advisor from its relationship with the Funds and considered any additional benefits that may be derived by the Advisor from its relationship with the Funds, such as benefits received in exchange for Rule 12b-1 fees and potential soft dollar benefits.  After such review, the Board

WBI Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it will provide to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Funds and their shareholders.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

    •  Information we receive about you on applications or other forms;

    •  Information you give us orally; and/or

    •  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
WBI Investments, Inc.
34 Sycamore Avenue, Suite 1-E
Little Silver, NJ  07739

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022-3205

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI  53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863

WBI-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$57,400	$32,000
Audit-Related Fees	N/A	N/A
Tax Fees	$12,400	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
             Douglas G. Hess, President

Date 2/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
             Douglas G. Hess, President

Date 2/4/14

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 2/4/14

* Print the name and title of each signing officer under his or her signature